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                                                                     EXHIBIT 32e

        Certification Pursuant to Section 1350 of Chapter 63 of Title 18
                            of the United States Code

     I, E. James Ferland, Chief Executive Officer of PSEG Power LLC, to the best of my knowledge, certify that (i) the Annual Report of PSEG Power LLC on Form 10-K for the year ended December 31, 2003 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of PSEG Power LLC.


                                     /s/ E. James Ferland
                                     -------------------------------------------
                                     E. James Ferland
                                     PSEG Power LLC
                                     Chief Executive Officer
                                     February 25, 2004